BLACKROCK FUNDS II

BlackRock Credit Strategies Income Fund

(the “Fund”)

Investor and Institutional Shares

Supplement dated March 28, 2018 to the Summary Prospectus and Prospectus, each dated January 26, 2018, as supplemented to date

Effective March 29, 2018, BlackRock Advisors, LLC (“BlackRock”) has agreed to adjust the caps on total expenses to reduce the net expenses paid by shareholders of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C and Institutional Shares. Accordingly, effective March 29, 2018, the Fund’s Summary Prospectus and Prospectus are amended as follows:

The section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Credit Strategies Income Fund — Fees and Expenses of the Fund” and the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Credit Strategies Income Fund — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 28 and A-1, respectively, of the Fund’s prospectus and in the “Purchase of Shares” section on page II-73 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3]	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) fees	0.25%	1.00%	None
Other Expenses[4,5]	0.41%	0.39%	0.39%
Acquired Fund Fees and Expenses[5]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[5]	1.18%	1.91%	0.91%
Fee Waivers and/or Expense Reimbursements[3,6]	(0.29)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,6]	0.89%	1.64%	0.64%

[1]	A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $500,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 43, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Funds II (the “Trust”) or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses or the restatement of Other Expenses to reflect current fees.

[6]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 43, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.87% (for Investor A Shares), 1.62% (for Investor C Shares) and 0.62% (for Institutional Shares) of average daily net assets through January 31, 2020. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$339	$587	$856	$1,621
Investor C Shares	$267	$574	$1,007	$2,211
Institutional Shares	$65	$263	$477	$1,095

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$167	$574	$1,007	$2,211

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

The fifth paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The table immediately following the tenth paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A	0.87%
Investor C	1.62%
Institutional	0.62%

[1]	The contractual caps are in effect through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

ALLPR-CSI-0318SUP